Exhibit 9

                                              ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                                     LAW AND REGULATION DEPARTMENT
                                                     3100 Sanders Road, Suite J5B
                                                      Northbrook, Illinois 60062
                                                     Telephone Number 847-402-5000
                                                        Facsimile 847-326-6742

January 24, 2008

TO:               ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  HAUPPAUGE, NEW YORK 11788

FROM:             MICHAEL J. VELOTTA
                  VICE PRESIDENT, SECRETARY AND
                  GENERAL COUNSEL

RE:               FORM N-4 REGISTRATION STATEMENT
                  UNDER THE SECURITIES ACT OF 1933 AND
                  THE INVESTMENT COMPANY ACT OF 1940
                  FILE NOS.  333-143228, 811-07467

                  ALLSTATE RETIREMENTACCESS VARIABLE ANNUITY

With reference to the above-mentioned registration statement on Form N-4 ("Registration Statement") filed by Allstate Life Insurance
Company of New York (the "Company"), as depositor, and Allstate Life of New York Separate Account A, as registrant, with the
Securities and Exchange Commission covering the Flexible Premium Deferred Variable Annuity Contracts described therein, I have examined such documents and such law as I have considered necessary and appropriate, and on the basis of such examination, it is my opinion that as of January 24, 2008:

1. The Company is duly organized and existing under the laws of the State of New York and has been duly authorized to do business by the Superintendent of Insurance of the State of New York.

2. The securities registered by the above Registration Statement when issued will be valid, legal and binding obligations of the
Company.

I hereby consent to the filing of this opinion as an exhibit to the above referenced Registration Statement and to the use of my name under the caption "Legal Matters" in the Prospectuses constituting a part of the Registration Statement.

Sincerely,

/s/ MICHAEL J. VELOTTA
- ----------------------------------
Michael J. Velotta
Vice President, Secretary and General Counsel